Exhibit (10)(b)

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2008.

/s/ Henri de Castries
Henri de Castries

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Denis Duverne
Denis Duverne

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Mary R. (Nina) Henderson
Mary R. (Nina) Henderson

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218) 333-72714
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218) 333-72714
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Scott D. Miller
Scott D. Miller

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Joseph H. Moglia
Joseph H. Moglia

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Peter J. Tobin
Peter J. Tobin

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Christopher M. Condron
Christopher M. Condron

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Bruce Calvert
Bruce Calvert

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Ezra Suleiman
Ezra Suleiman

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Anthony Hamilton
Anthony Hamilton

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.

/s/ Charlynn Goins
Charlynn Goins

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.

/s/ Lorie A. Slutsky
Lorie A. Slutsky

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust,
Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.

/s/ Richard Dziadzio
Richard Dziadzio, Executive Vice
President and Chief Financial Officer

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.
          The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:
MONY Variable Account A (811-06218)
333-72714
333-92312
333-92320
333-72259
033-37722
033-38299
033-37718
Form N-4 Registration Statements to be filed as necessary.
Keynote Series Account — NY (811-05457)
033-33318
033-19836
Form N-4 Registration Statements to be filed as necessary.

MONY Variable Account L (811-06215)
  333-104156
333-72590
333-72594
333-71414
333-71677
333-01581
033-37719
Form N-6 Registration Statements to be filed as necessary.
MONY Variable Account S (811-06217)
033-37721
Form N-6 Registration Statements to be filed as necessary.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of February, 2008.

/s/ Alvin H. Fenichel
Alvin H. Fenichel, Senior Vice
President and Controller